UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):   December 17, 2004
                                                     -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    001-31584               23-3057155
   ------------------------        -----------------      ----------------------
(State or other jurisdiction of     (Commission File          (IRS Employer
         incorporation)                 Number)             Identification No.)


                4 Hillman Drive, Suite 130
                 Chadds Ford, Pennsylvania                     19317
     ------------------------------------------------     -------------------
         (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:        (610) 459-2405


                                One Logan Square
                           130 N. 18th St., Suite 2615
                        Philadelphia, Pennsylvania 19103
              -----------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

         On December 17, 2004, I-trax, Inc. entered into a Placement Agent Agreement with certain selling shareholders named in Schedule I to the Placement Agent Agreement, and Oppenheimer & Co. Inc., as exclusive placement agent.

         The Placement Agent Agreement contemplates a registered direct placement by the selling shareholders of an aggregate of 5,043,177 shares of I-trax common stock under a resale registration statement on Form S-3 (File No. 333-114604). I-trax will not receive any of the proceeds from the offering. The common stock was offered pursuant to a prospectus supplement and the accompanying base prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 of the Securities Act of 1933, as amended.

         The form of Placement Agent Agreement is attached to, and incorporated by reference in, this current report as Exhibit 1.1.

Item 9.01       Exhibits.

       1.1 Form of Placement Agent Agreement dated December 17, 2004 by and among I-trax, Inc., certain selling shareholders named in
                Schedule I to the Placement Agent Agreement, and Oppenheimer & Co. Inc., as exclusive placement agent.

                                   SIGNATURES

         Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  I-TRAX, INC.



Date:  December 21, 2004                  By:   /s/  Frank A. Martin
                                              ---------------------------------
                                          Name:      Frank A. Martin
                                          Title:     Chief Executive Officer



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